EXHIBIT 23.1

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Semotus Solutions, Inc.
San Jose, CA

     We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 of our report dated June 1, 2001, relating to the consolidated financial statements of Semotus appearing in the Annual Report on Form 10KSB for the Year ended March 31, 2001.

We also consent to the reference to our firm under the caption "Experts" in the Registration Statement.

                                               /s/ BDO Seidman, LLP
                                               ---------------------------------
                                               BDO Seidman, LLP

San Jose, California
August 13, 2001